Filed Pursuant to Rule 497(a)

File Number: 333-264909

Rule 482 ad

From: [Destiny XYZ Inc.]

To: [Investors]

Subject: [Sharing Claim Your Share]

Dear Investors,

I wanted to let you know that Destiny XYZ is running its Claim Your Share giveaway of Tech100 shares to the public this week. This campaign is meant to serve as a forcing function for those long left out of the innovation economy, letting anyone with a U.S. brokerage account be part of the growth story of some of the most influential private companies of our time — Tech100 holdings include SpaceX, OpenAI, and Stripe.

In anticipation of our upcoming listing, the most impactful thing you can do is help us get this message out into the world.

Would you be willing to help us share the link to the giveaway (d.xyz/earlyaccess) with your network? I've included a few visuals along with this note and written a few short messages you can include with your post or use as inspiration. Other ideas for inspiration include talking about why this is something you believe should exist in the world or why public access to private tech is important.

Many thanks for your support... super excited to share what comes next!

[Example post]

Best,

Sohail